Exhibit 99.1

PublicSq. Preliminary 3Q23 Revenue up Approximately 300% Sequentially from 2Q23

DTC Brand EveryLife Reaches Estimated Annualized Subscription Revenue of Over $3.5 Million in First Two Months of Operations

Ended 3Q23 with Over $25 million of Cash on Balance Sheet

Management Reiterates Expectation of First Profitable Quarter in 2024

3Q23 Earnings Date is November 14, 2023

WEST PALM BEACH, Fla, October 13, 2023 — PSQ Holdings, Inc. (NYSE: PSQH) (“PublicSq.,”“the Company”), a leading marketplace of patriotic businesses and consumers, provided comments today from Michael Seifert, Founder, Chairman & Chief Executive Officer, on the strength of the business and the ongoing growth at EveryLife, the Company’s premium baby-care brand. He also confirmed the Company’s next quarterly reporting date.

Seifert commented, “PublicSq.’s operations are going even better than anticipated, and I am excited to highlight the growth we have experienced, the strength of our balance sheet, and the continued commitment to our goals from management and our insiders, none of whom have sold any shares of our stock.”

Additional comments include:

-	Our preliminary third quarter revenue grew approximately 300% sequentially from Q2 2023, to an estimated $2.2 million, which represents 1,600% year-over-year growth.

-	Growth was led by EveryLife, our direct-to-consumer pro-life baby care brand, which has, in less than 3 months of operations, achieved over $3.5 million of annualized subscription revenue.

-	Our eCommerce shopping experience will roll out on November 1st, in time for the holiday shopping season, and we anticipate over 400,000 products ready for purchase in app.

-	Our next wholly-owned subsidiary after EveryLife, PSQLink, which offers a business management tool, will launch this month.

Seifert said, in closing, “These preliminary results speak not just to our rapid early adoption, but to our conviction that patriotic consumers and businesses alike seek a mission-aligned commerce ecosystem. We ended the third quarter with over $25 million of cash on our balance sheet and we reiterate our previous statement that we intend to achieve our first profitable quarter in 2024. We are continuing to build this business for the long-term and we are just getting started.”

The Company will report financial results for the third quarter of 2023 on Tuesday, November 14, 2023 after the U.S. stock market closes.

Third Quarter 2023 Conference Call & Webcast

Management will discuss its third quarter 2023 results via webcast at 4:30 PM ET on Tuesday, November 14, 2023. The live webcast and replay can be accessed on the Public Square Investor Relations website https://investors.publicsq.com.

During prepared remarks, management will respond to inbound, submitted questions received ahead of the call. Questions may be submitted through the Say Technologies platform. A link will be provided two weeks before the call via press release and on the Public Square Investor Relations website.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSq., anticipated product launches, our products and markets, future financial condition, expected future performance and market opportunities of PublicSq. Forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and in this press release includes our expectation of our first profitable quarter in 2024 and the number of products expected to be on our app; however, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) the outcome of any legal proceedings that may be instituted against PublicSq. related to the business combination with Colombier, (ii) changes in the competitive industries and markets in which PublicSq. operates, variations in performance across competitors, changes in laws and regulations affecting PublicSq.’s business and changes in the combined capital structure, (iii) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (iv) risks related to PublicSq.’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones, (v) risks related to PublicSq.’s potential inability to achieve or maintain profitability and generate significant revenue, (vi) the ability to raise capital on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSq.’s business plan, (vii) the ability to execute PublicSq.’s anticipated business plans and strategy, (viii) the ability of PublicSq. to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSq. of the intellectual property rights of others, (ix) actual or potential loss of key influencers, media outlets and promoters of PublicSq.’s business or a loss of reputation of PublicSq. or reduced interest in the mission and values of PublicSq. and the segment of the consumer marketplace it intends to serve, and (x) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in PublicSq.’s public filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSq. does not assume any obligation to, nor intends to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSq. gives no assurance that PublicSq. will achieve its expectations.

About PublicSq.

PublicSq. is an app and website that connects patriotic Americans to high-quality businesses that share their values, both online and in their local communities. The primary mission of the platform is to help consumers “shop their values” and put purpose behind their purchases. In just over one year since its nationwide launch, PublicSq. has seen tremendous growth and proven to the nation that the parallel, “patriotic” economy can be a major force in commerce. The platform has over 70,000 businesses from a variety of different industries and roughly 1.6 million consumer members. Additionally, PublicSq. leverages data and insights from the platform to assess its members’ needs and provide quality wholly-owned products, such as EveryLife diapers and wipes, to fill those needs. PublicSq. is free to join for both consumers and business owners alike, and to learn more, download the app on the App Store or Google Play, or visit PublicSq.com.

About EveryLife Inc.

EveryLife Inc. began with a simple mission: to provide premium products for every baby, because every baby is a miracle from God who deserves to be loved, protected, and supported. At EveryLife, we believe in providing for — and protecting — the next generation. EveryLife Inc. launched on July 13, 2023 as a baby-care brand selling diapers and wipes as a wholly owned subsidiary of PSQ Holdings Inc. To learn more, please visit everylife.com.

Contact:

ICR, Inc.

investment@publicsq.com

3